Exhibit 1
                                                     to Registration Statement


                         CENTURY TELEPHONE ENTERPRISES, INC.

                 $____________  ___% Senior Debt Securities due ____

                                UNDERWRITING AGREEMENT


                                                      ___________ ___, 1994


          [name]
            As Representatives of
            the several Underwriters
          [address]

          Dear Ladies and Gentlemen:

                    Century Telephone Enterprises, Inc., a Louisiana corporation (the "Company"), proposes to issue and sell an aggregate of $______________ principal amount of the Company's ___% Senior Debt Securities due ____ (the "Securities") to be issued pursuant to an Indenture dated as of March __, 1994 (the "Indenture"), between the Company and First American Bank & Trust of Louisiana, as Trustee (the "Trustee"). The Securities will be sold to you and to the other underwriters named in Schedule I (collectively, the "Underwriters") for whom you are acting as representatives (the "Representatives").

                    The purchase price for the Securities to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.

                    The Company confirms as follows its agreements with the Representatives and the several other Underwriters.

                    1.   Agreement to Sell and Purchase.

                         (a)  On the basis of the representations,
          warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to each Underwriter named below, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I, plus such additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to Section 8 hereof, all at the purchase price plus accrued interest, if any, from _________ __, 1994, to the Closing Date (as hereinafter defined), to be agreed upon by the Representatives and the Company in accordance with Section 1(b) and as set forth in the Price Determination Agreement.

                         (b) The purchase price for the Securities to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the Execution Date, and a Final Prospectus (as hereinafter defined) containing such price information shall be filed pursuant to 424(b) under the Securities Act of 1933, as amended (the "Act").

                    2. Delivery and Payment. Delivery of the Securities shall be made to the Representatives for the accounts of the Underwriters against payment of the purchase price by wire transfer in same day funds to the Company or its order at the office of [name & address] or at such other location as the parties may agree. Such payment shall be made at 10:00 a.m., New York City time, on the fifth business day following the date of this Agreement or at such time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

                    Certificates evidencing the Securities shall be in temporary or definitive form and shall be registered in such names and in such authorized denominations as the Representatives shall request by written notice to the Company at least two business days prior to the Closing Date. For the purpose of expediting the checking and packaging of certificates for the Securities, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date.

                    The cost of original issue tax stamps, if any, in connection with the issuance and sale of the Securities by the Company to the respective Underwriters shall be borne by the Company. The Company will pay and save each Underwriter and any subsequent holder of the Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other issuance taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Securities.

                    3. Representations and Warranties of the Company. The Company represents and warrants to and covenants with each Underwriter that:

                         (a) The Company meets the requirements for use of Form S-3. A registration statement (Registration No. 33-_____) on Form S-3 relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Act, including a Basic Prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been (i) prepared by the Company under the provisions of the Act, and the rules and regulations thereunder (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"); (ii) filed with the Commission; and (iii) declared effective by the Commission. Copies of such registration statement and amendments, if any, and of any Preliminary Prospectus used by the Company have been delivered to the Representatives. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the Rules and Regulations to be included in the Final Prospectus, such Basic Prospectus includes all such information required by the Act and the Rules and Regulations to be included therein as of the Effective Date. The Company will file the Final Prospectus in accordance with Rule 424(b) of the Rules and Regulations. As filed, the Final Prospectus shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Date or, to the extent not completed at the Execution Date, shall contain such specific additional information and other changes (beyond that contained in such Basic Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Date.

                         The term "Registration Statement" means such registration statement as amended or supplemented to the date hereof, including incorporated documents, financial statements and all exhibits, each as amended, and, in the event any post-effective amendment to such registration statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. The term "Effective Date" means the later of the date the Registration Statement initially became effective, the date that any post-effective amendment or amendments thereto became or become effective or the date of the filing of the Company's most recent Annual Report on Form 10-K. The term "Execution Date" means the date that this Agreement is executed and delivered by the parties hereto. The term "Basic Prospectus" means the prospectus contained in and forming a part of the Registration Statement, including incorporated documents or documents deemed to be incorporated therein, at the Execution Date. The term "Preliminary Prospectus" means any preliminary prospectus (or any supplement thereto) which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus. The term "Final Prospectus" means the prospectus supplement relating to the Securities as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations after the Execution Date, together with the Basic Prospectus. The term "Delayed Offering" means an offering of securities pursuant to Rule 415 under the Rules and Regulations which does not commence promptly after the effective date of a registration statement.

                         (b)  On the Effective Date, the Registration
          Statement did and when the Final Prospectus is first filed with the Commission pursuant to Rule 424(b), the Final Prospectus (and any supplement thereto), including the financial statements included or incorporated by reference in the Final Prospectus, will comply in all material respects with the applicable provisions of the Act, the Rules and Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder (the "Exchange Act Rules and Regulations"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder (the "Trust Indenture Act Rules and Regulations") and will contain all information required to be included therein in accordance with the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date the Final Prospectus (together with any supplement thereto) is first filed with the Commission pursuant to Rule 424(b) and at the Closing Date, the Final Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Final Prospectus (or any supplement thereto). On the Effective Date, the date the Final Prospectus is first filed with the Commission pursuant to Rule 424(b), and at all subsequent times to and including the Closing Date, the Indenture did or will comply with all applicable provisions of the Trust Indenture Act and the Trust Indenture Act Rules and Regulations.

                         (c)  The documents which are incorporated by
          reference in the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations, as applicable; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations, as applicable.

                         (d)  Each of the Company and each of its
          subsidiaries listed on Schedule II hereto (the "Subsidiaries") is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and each of the Subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Final Prospectus. Each of the Company and each of the Subsidiaries is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary except where the failure to be so qualified or licensed would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. For purposes of this Agreement,
          (i) "subsidiaries" shall mean (a) the Company's directly and indirectly majority-owned corporate subsidiaries and (b) the partnerships, joint ventures and other entities of which the Company is the majority owner and managing general partner and
          (ii) the phrase "Company and its subsidiaries, taken as a whole" shall be construed to include minority-owned partnerships in which a corporate subsidiary of the Company is a limited partner, but only to the extent of the Company's equity interests in such partnerships. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of the Subsidiaries and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the Execution Date and prior to the Closing Date.

                         (e) The Securities have been duly and validly authorized and, when authenticated by the Trustee and issued, delivered and sold in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms and entitled to the benefits provided by the Indenture except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                         (f) The description of the Securities in the Registration Statement and the Final Prospectus is, and at the Closing Date will be, complete and accurate in all material respects and, insofar as such description contains statements constituting a summary of the legal matters or documents referred to therein, such description fairly summarizes the information referred to therein.

                         (g)  The financial statements and schedules
          included or incorporated by reference in the Registration Statement or the Final Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement or the Final Prospectus. The selected consolidated financial data included in the Registration Statement or the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements of the Company included in the Registration Statement or the Final Prospectus. No other financial statements or schedules of the Company are required by the Act, the Rules and Regulations or the Exchange Act to be included in or incorporated by reference into the Registration Statement or the Final Prospectus. KPMG Peat Marwick ("Peat Marwick") and Coopers & Lybrand, who have reported on certain financial statements and schedules of the Company and Celutel, Inc, respectively, each are or were, as the case may be, independent accountants with respect to the Company and Celutel, Inc, respectively, as required by the Act and the Rules and Regulations.

                         (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Final Prospectus, (i) there has not been and will not have been any material change in the capitalization of the Company, (ii) there has not been and will not have been any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, arising for any reason whatsoever, (iii) except in the ordinary course of business, neither the Company nor any of the Subsidiaries has incurred nor will it voluntarily incur any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries, taken as a whole and (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock except cash dividends paid in the ordinary course of business and consistent with past practice.

                         (i) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                         (j)  Except as set forth in the Registration
          Statement and the Final Prospectus, there are no actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, that is likely to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole. All actions, suits or proceedings now pending against the Company or any of its subsidiaries, or any of their respective officers in their capacities as such, before any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, if decided or resolved in a manner unfavorable to the Company or any of its subsidiaries, would not be likely to, singly or in the aggregate, materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

                         (k) The Company and each of the Subsidiaries has, and at the Closing Date, will have (i) such franchises, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, other than those the absence of which would not be likely to have a materially adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be likely to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, (ii) complied in all material respects with all laws, statutes, ordinances, rules, regulations, orders or decrees of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Company or any Subsidiary or any of the property or assets of the Company or any Subsidiary (including, without limitation, any such laws, statutes, ordinances, rules regulations, orders or decrees with respect to environmental protection or the release, handling, treatment, storage or disposal of hazardous substances or toxic wastes), the failure to comply with which would be likely to materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, and (iii) performed in all material respects all of its obligations required to be performed by it under any material contract or other instrument to which it is a party or by which its property is bound or affected, and is not, and at the Closing Date, will not be, in default under any such contract or instrument the effect of which would be likely to materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole. To the best knowledge of the Company, no other party under any material contract or other instrument to which it or any Subsidiary is a party is in default in any respect thereunder, except for any such defaults (alone or collectively) that would not be likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole; provided that it is understood and agreed that neither the Company nor any Subsidiary has undertaken any special investigation to determine compliance by such other parties under any such contract or other instrument. The Company is not, and at the Closing Date, will not be, in violation of any provision of its articles of incorporation or by-laws. The Subsidiaries are not, and at the Closing Date, will not be, in violation of any material provision of their respective articles of incorporation or by-laws.

                         (l) No consent, approval, authorization or order of, or any filing, registration, qualification or declaration with, any court or governmental agency or body is required for
          (i) the execution, delivery or performance of this Agreement, the Securities or the Indenture by the Company, (ii) the authorization, offer, issuance, transfer, sale or delivery of the Securities by the Company in accordance herewith or (iii) the consummation by the Company of the transactions on its part contemplated herein and by the Indenture, except such as may have been obtained under the Act, the Rules and Regulations, the Trust Indenture Act or the Trust Indenture Act Rules and Regulations and such as may be required under foreign or state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters.

                         (m) The Company has full corporate power and authority to enter into this Agreement and the Indenture. This Agreement has been duly authorized, executed and delivered by the Company and, when executed and delivered by the Representatives, constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) rights to indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws. The Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee and qualified under the Trust Indenture Act, will constitute a valid and binding agreement of the Company and will be enforceable against the Company in accordance with its terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance by the Company of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or, except as disclosed in the Registration Statement or the Final Prospectus, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties is or are bound or affected, or violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of the Subsidiaries.

                         (n) The Company and each of the Subsidiaries has good and marketable title to all franchises, properties and assets owned by it, which are material to the business or operations of the Company and its subsidiaries, taken as a whole, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Final Prospectus. The Company and each of the Subsidiaries has valid, subsisting and enforceable leases for the properties leased by it, with such exceptions as would not materially interfere with the business or operations of the Company and it subsidiaries, taken as a whole.

                         (o) All existing material contracts described in the Final Prospectus to which the Company or any of the Subsidiaries is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                         (p) No statement, representation, warranty or covenant made by the Company in this Agreement or the Indenture or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect.


                         (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.


                    4. Agreements of the Company. The Company agrees with each of the several Underwriters as follows:

                         (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Final Prospectus is required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Final Prospectus, unless a draft thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                         (b) The Company will notify the Representatives promptly, and will confirm such advice in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Final Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of
          Section 4(e) that in the judgment of the Company requires the Company to file an amendment or supplement to the Registration Statement and (5) of receipt by the Company, or any representatives or attorney of the Company, of any other communication from the Commission relating to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus or the offering of the Securities. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

                         (c)  The Company will furnish to the
          Representatives, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Prospectus), and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                         (d)  The Company will comply with all the
          provisions of any undertakings contained in the Registration
          Statement.

                         (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Final Prospectus or any supplement thereto, as the Representatives may reasonably request. The Company consents to the use of any Preliminary Prospectus and the Final Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which a prospectus is required by law to be delivered in connection therewith. If during such period of time, any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Final Prospectus in order to make any statement therein, in the light of the circumstances under which it was made when delivered, not misleading, or if it is necessary to supplement the Final Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into any Preliminary Prospectus or the Final Prospectus, unless a draft thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

                         (f)  Prior to any public offering of the
          Securities by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                         (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                         (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Execution Date falls, an earning statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the effective date, within the meaning of and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                         (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Basic Prospectus any Preliminary Prospectus, the Final Prospectus and any amendment or supplement to the Registration Statement or the Final Prospectus, (2) the preparation and delivery of certificates representing the Securities, (3) the printing of this Agreement, any Agreement Among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (5) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (6) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) counsel to the Company, (8) the transfer agent and registrar for the Securities
          (9) the rating of the Securities by one or more rating agencies and (10) the Trustee and any agent of the Trustee and the fees, disbursements and other charges of counsel for the Trustee in connection with the Indenture and the Securities. The Company will also pay the expenses in connection with the procurement by the Representatives of immediately available funds for the purchase of the Securities as contemplated by Section 2 hereof, which expenses shall be calculated by reference to the rate on overnight Federal funds transactions with members of the Federal Reserve System arranged on the day next preceding the Closing Date, such rate to be agreed upon by the Company and the Representatives.

                         (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (other than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

                         (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute stabilization of the price of the Securities to facilitate the sale or resale of any of the Securities.

                         (l) The Company will apply the net proceeds from the offering and sale of the Securities in the manner set forth in the Final Prospectus under "Use of Proceeds".

                         (m) Until sixty (60) days from the Execution Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, by public offering, or announce the public offering of, any other debt securities of the Company other than the Securities.

                    5. Conditions of Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                         (a)  (i) No stop order suspending the
          effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities with respect to the offering of the Securities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the Execution Date no amendment or supplement to the Registration Statement or the Final Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and signed on behalf of the Company by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                         (b)  Since the respective dates as of which
          information is given in the Registration Statement and the Final Prospectus (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Final Prospectus and (ii) neither the Company nor any of the Subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Final Prospectus, and which in each case in clause (ii) is material to the Company and its subsidiaries, taken as a whole, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Underwriters in accordance with the terms hereof and thereof.

                         (c)  Since the respective dates as of which
          information is given in the Registration Statement and the Final Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole.

                         (d) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                         (e) On the Closing Date, the Representatives shall have received an opinion, dated the Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Harvey P. Perry, Esq., General Counsel of the Company, and from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. and special counsel to the Company, to the effect set forth in Exhibit B and Exhibit C hereto, respectively.

                         (f) On the Closing Date, the Representatives shall have received an opinion, dated the Closing Date, from Winthrop, Stimson, Putnam & Roberts, counsel to the Underwriters, with respect to the Registration Statement, the Final Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives. In giving such opinion, such counsel may rely, as to all matters governed by the laws of the State of Louisiana, upon the opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, and certificates of public officials.

                         (g) Concurrently with the execution and delivery of this Agreement, Peat Marwick and Coopers & Lybrand shall have furnished to the Representatives letters, dated the date of this Agreement, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are or were, as the case may be, independent accountants with respect to the Company and Celutel, Inc., respectively, as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained or incorporated by reference in the Registration Statement. At the Closing Date, Peat Marwick shall have furnished to the Representatives a letter, dated the date of the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Peat Marwick, that nothing has come to their attention during the period from the date of their letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date which would require any change in their letter dated the Execution Date if it were required to be dated and delivered at the Closing Date.

                         (h) Concurrently with the execution and delivery of this Agreement and at the Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed on behalf of the Company by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                         (i) Each signer of such certificate has carefully examined the Registration Statement and the Final Prospectus and (A) as of the date of such certificate, (i) the Registration Statement is true and correct in all material respects and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (ii) the Final Prospectus is true and correct in all material respects and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not untrue or misleading (it being understood that to the extent a statement in the Final Prospectus, including any documents deemed to be incorporated by reference therein, refers to and speaks as of a specific date, each signer of such certificate only represents with respect to such statement that it was true and correct in all material respects as of such date) and (B) in the case of the certificate delivered at the Closing Date, since the Execution Date, no event has occurred as a result of which it is necessary to supplement the Final Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Final Prospectus that has not been so filed.

                        (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                       (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

                         (i) The Securities shall be qualified for sale in such states as the Representatives may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

                         (j)  The Company shall have furnished to the
          Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Final Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Prospectus, as to the accuracy at the Closing Date, of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

                    6.   Indemnification.

                         (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or
          Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus or any amendment or supplement thereto or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Final Prospectus, or the omission or alleged omission to state in (i) the Registration Statement, any amendment or supplement thereto a material fact required to be stated in it or necessary to make the statements in it not misleading or (ii) the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus and provided further, that the Company shall not be liable in any such case under the indemnity agreement in this Section 6(a) with respect to any Preliminary Prospectus or Final Prospectus, to the extent that any such loss, claim, liability, expense or damage results from the fact that the Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus or of the Final Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to the Underwriter and the loss, claim, liability, expense or damage of the Underwriter, the directors, officers, employees or agents of the Underwriter or any person who controls the Underwriter results from an untrue statement, alleged untrue statement, omission or alleged omission of a material fact contained in the Preliminary Prospectus which was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement is in addition to any liability that the Company might otherwise have.

                         (b) Each Underwriter will indemnify and hold harmless the Company and its officers, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Final Prospectus. This indemnity is in addition to any liability that each Underwriter might otherwise have.

                         (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (plus any local counsel retained by you in your reasonable judgment) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
          Section 6(d) shall be deemed to include, for purpose of this
          Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this
          Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this
          Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                         (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Securities and payment therefor or (iii) any termination of this Agreement.

                    7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Securities, in the sole judgment of the Representatives, (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (ii) a general banking moratorium shall have been declared by either federal or New York State authorities or (iii) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Final Prospectus.

                    8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Securities which it or they have agreed to purchase hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities, the other Underwriters shall be obligated, severally, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the principal amount of Securities which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate principal amount of Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum principal amount of Securities which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the principal amount of Securities agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Securities and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Securities under this Agreement. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Final Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                    9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 100 Century Park Drive, Monroe, Louisiana 71203, Attention: Harvey P. Perry, Senior Vice President, General Counsel and Secretary or (b) if to the Underwriters, to the Representatives at the offices of ______________________________________. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                    This Agreement has been and is made solely for the benefit of the several Underwriters and the Company and of the controlling persons, directors and officers referred to in
          Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from any of the several Underwriters.

                    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    The Company and the Underwriters each hereby irrevocably waive any right they may have to trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                    Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                        Very truly yours,

                                        CENTURY TELEPHONE ENTERPRISES, INC.



                                        By:______________________________
                                           Name:
                                           Title:


          Confirmed as of the date first
          above mentioned:

          [names]
          Acting on behalf of themselves
          and as the Representatives
          of the other several Underwriters
          named in Schedule I hereof.


          [name]


          By:________________________
             Name:
             Title:


          [name]


          By:________________________
             Name:
             Title:

                                      SCHEDULE I

                                     UNDERWRITERS




                                              Principal Amount
                                              of Securities
          Name                                To Be Purchased
          ____                                _________________

                                             $









                                              ____________

          Total                               $

                                     SCHEDULE II

                                     SUBSIDIARIES



          Name

          Central Louisiana Telephone Company, Inc.

          Evangeline Telephone Company

          Century Telephone of Arkansas, Inc.

          Mountain Home Telephone Co., Inc.

          Century Telephone of Wisconsin, Inc.

          Century Telephone Midwest, Inc.

          Century Telephone of Michigan, Inc.

          Century Cellunet of Southern Michigan, Inc.

          Century Cellunet, Inc.

          Century Investments, Inc.

          Century Telephone of San Marcos, Inc.

          Century Telephone of Ohio, Inc.

                                                                  EXHIBIT A

                         CENTURY TELEPHONE ENTERPRISES, INC.
                            _____________________________



                            PRICE DETERMINATION AGREEMENT
                            _____________________________


                                                         _________ __, 1994




          [name]
            As Representatives of
            the several Underwriters
          [address]

          Dear Ladies and Gentlemen:

                    Reference is made to the Underwriting Agreement, dated __________ __,1994 (the "Underwriting Agreement"), among Century Telephone Enterprises, Inc., a Louisiana corporation (the "Company") and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"), for whom [name] are acting as representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of $_____________ principal amount of the Company's ___% Senior Debt Securities due ____ (the "Securities") to be issued pursuant to an Indenture dated as of March __, 1994 between the Company and First American Bank & Trust of Louisiana, as Trustee. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

                    Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives that the purchase price for the Securities to be paid by each of the several Underwriters shall be ___% of the aggregate principal amount of the Securities set forth opposite the name of such Underwriter in
          Schedule I attached hereto.

                    The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate in all material respects as though expressly made at and as of the date hereof.

                    As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

                    THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                    If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.


                                        Very truly yours,


                                        CENTURY TELEPHONE ENTERPRISES, INC.


                                        By:_____________________________
                                           Name:
                                           Title:

          Confirmed as of the date
          first above mentioned:


          [name]
          Acting on behalf of themselves
          and as the Representatives
          of the other several Underwriters
          named in Schedule I hereof.


          [name]



          By:____________________
             Name:
             Title:


          [name]



          By:____________________
             Name:
             Title:

                                                                  EXHIBIT B



                                  Form of Opinion of
                                Harvey P. Perry, Esq.


                    1. The Company and each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    2. The Company and each of the Subsidiaries has full corporate power and authority to own or lease all the assets owned or leased by it and, to the best of my knowledge, has all necessary and material authorizations, approvals, orders, licenses, certificates, franchises, and permits of and from all governmental regulatory officials and bodies to own its properties and to lawfully conduct its business as described in the Registration Statement and the Final Prospectus.

                    3.   The Company or one of its wholly owned
          subsidiaries is the sole record and beneficial owner of all of the issued common stock of each of the Subsidiaries.

                    4. The execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Securities and the consummation by the Company of the transactions therein contemplated will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or, except as disclosed in the Registration Statement or the Final Prospectus, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, or, to the best of my knowledge, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or any of their respective properties is or are bound or affected, or to the best of my knowledge, violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body known to me and applicable to the business or properties of the Company or any of the Subsidiaries.

                    5. Except as set forth in the Registration Statement and the Final Prospectus, to the best of my knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries (as defined in the Underwriting Agreement) or any of their respective officers, in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which in my opinion is likely to materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, as they exist on the date hereof.

                    I have participated in the preparation of the Registration Statement and the Final Prospectus. Although I have not verified and am not opining upon or assuming any responsibility for the accuracy or completeness of the information contained in the Registration Statement and the Final Prospectus, on the basis of my participation in the preparation of the Registration Statement and the Final Prospectus and my discussions with certain officers and employees of the Company, certain of its legal counsel, its independent public accountants and your representatives and counsel, nothing has come to my attention which would lead me to believe that, both as of the Effective Date and as of the date of this opinion, the Registration Statement, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus or any supplement thereto including any documents deemed to be incorporated by reference into the Final Prospectus, at the time the Final Prospectus or any supplement thereto was first filed with the Commission pursuant to Rule 424(b) and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that I express no opinion with respect to financial statements, schedules and other financial or statistical data included in the Registration Statement or the Final Prospectus (or incorporated by reference therein) or the Statement of Eligibility under the Trust Indenture Act of the Trustee on Form T-1).

                                                                  EXHIBIT C



                                  Form of Opinion of
                                Counsel to the Company


                    1. The Company and each of the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                    2. The Securities have been duly and validly authorized and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and are entitled to the benefits provided by the Indenture, except (i) that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    3. (i) On the Effective Date, the Registration Statement did and, when the Final Prospectus was filed with the Commission pursuant to Rule 424(b), the Final Prospectus (and any supplement thereto), including any documents deemed to be incorporated by reference into the Final Prospectus, at the time they were filed, complied in all material respects as to form with the requirements of the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act and the Trust Indenture Act Rules and Regulations and (ii) the Indenture complies in all material respects as to form with the Trust Indenture Act and the Trust Indenture Act Rules and Regulations (except that we express no opinion as to (a) financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Final Prospectus (or incorporated by reference therein) and (b) the Statement of Eligibility under the Trust Indenture Act of the Trustee on Form T-1 (the "Form T-1")).

                    4. The Registration Statement has become effective under the Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened or pending.

                    5. No consent, approval, authorization or order of, or filing, registration, qualification or declaration with, any court or governmental agency or body is required for (i) the execution, delivery and performance by the Company of the Underwriting Agreement, the Securities or the Indenture, (ii) the authorization, offer, issuance, transfer, sale or delivery of the Securities by the Company or (iii) the consummation by the Company of the transactions on its part contemplated by the Underwriting Agreement and the Indenture, except such as may have been obtained under the Act, the Rules and Regulations, the Trust Indenture Act or the Trust Indenture Act Rules and Regulations and such as may be required under foreign or state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters.

                    6. The description of the Securities in the Registration Statement and the Final Prospectus is complete and accurate in all material respects and, insofar as such description contains statements constituting a summary of the legal matters or documents referred to therein, such description fairly summarizes the information referred to therein.

                    7. The Company has full corporate power and authority to enter into the Underwriting Agreement and the Indenture. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally,
          (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (iii) rights to indemnity and contribution hereunder may be limited by federal or state laws relating to securities or the policies underlying such laws. The Indenture has been duly authorized by the Company, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except (i) that the enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                    8. The execution, delivery and performance by the Company of the Underwriting Agreement, the Indenture and the Securities and the consummation by the Company of the transactions therein contemplated do not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws (or comparable instruments) of the Company or any of the Subsidiaries, or, to the best of our knowledge, violate or conflict with any franchise or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body known to us and applicable to the business or properties of the Company or any of the Subsidiaries, except where such violation or conflict would not have a material adverse effect on the Company or any of its subsidiaries.

                    9. Except as set forth in the Registration Statement and the Final Prospectus, to the best of our knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries (as defined in the Underwriting Agreement) or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which in our opinion is likely to materially and adversely affect the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, as they exist on the date hereof.

                    10. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                    Other than with respect to the opinion expressed in paragraph 7 above, we have not ourselves verified the accuracy, completeness or fairness of the information included in the Registration Statement and the Final Prospectus. We have generally reviewed and discussed such information with certain officers and employees of the Company, certain of its legal counsel, its independent public accountants and your representatives and counsel. On the basis of such review and discussion, but without independent verification except as stated above, nothing has come to our attention that would lead us to believe that, both as of the Effective Date and as of the date of this opinion, the Registration Statement contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus or any supplement thereto including any documents deemed to be incorporated by reference into the Final Prospectus, at the time the Final Prospectus or any supplement thereto was first filed with the Commission pursuant to Rule 424(b) and as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion with respect to financial statements, schedules and other financial or statistical data included in the Registration Statement and the Final Prospectus (or incorporated by reference therein) or the Form T-1).

                    As counsel to the Company we do not as a matter of course review or pass on all agreements or proceedings to which the Company or its subsidiaries has become a party nor have we done so in connection with this opinion. Accordingly, whenever any statement in this letter is qualified by the phrase "to the best of our knowledge" or "known to us" or a phrase of similar import, such phrase is intended to mean the actual knowledge of information by the lawyers in our firm who have been principally involved in negotiating the subject transaction and preparing the pertinent documents, but does not include the information that might be revealed if there were to be undertaken a canvass of all lawyers in our firm, a general search of our files, a review of all of the Company's contacts or any other type of independent investigation. Any certificate or representation obtained by us from officers of the Company with respect to such opinions has been relied upon by us as to factual matters without independent verification, but nothing has come to our attention that would lead us to believe that it is unreasonable for us or you to rely thereon.

                    In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Louisiana, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representatives are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.